UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 8, 2005




                        Pioneer Natural Resources Company
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



           Delaware                   1-13245               75-2702753
----------------------------        ------------        -------------------
(State or other jurisdiction        (Commission          (I.R.S. Employer
      of incorporation)             File Number)        Identification No.)



5205 N. O'Connor Blvd., Suite 900, Irving, Texas              75039
------------------------------------------------            ----------
   (Address of principal executive offices)                 (Zip Code)


                                 (972) 444-9001
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting material pursuant  to Rule  14a-12 under the Exchange Act (17 CFR
    240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                        Page

Item 7.01.  Regulation FD Disclosure..................................   3

Item 9.01.  Financial Statements and Exhibits

            (c)   Exhibits............................................   3

Signature.............................................................   4

Exhibit Index.........................................................   5



                                       2







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                        PIONEER NATURAL RESOURCES COMPANY


Item 7.01.   Regulation FD Disclosure

     On June 8, 2005, Pioneer Natural Resources Company (the "Company") issued a news release that is attached hereto as exhibit 99.1. In the news release, the Company announced that (i) it has completed a successful Nour discovery well onshore southern Tunisia in the Adam production concession, (ii) during the third quarter of 2005, it expects to resume activity on the Anaguid block, (iii) in the deepwater Gulf of Mexico, it has initiated production from a new gas well at its Raptor field in the Falcon Corridor, (iv) during the remainder of 2005, it plans to drill and operate two additional wells in the deepwater Gulf of Mexico, the first of which is the Clipper prospect in the Green Canyon area and the second of which is the Paladin prospect in the Garden Banks area and (v) it plans to drill three to four wells on the Gulf of Mexico shelf before year end.

Item 9.01.   Financial Statements and Exhibits

       (c)   Exhibits

             99.1   News Release dated June 8, 2005.



                                       3








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                        PIONEER NATURAL RESOURCES COMPANY

                                S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PIONEER NATURAL RESOURCES COMPANY




Date:  June 10, 2005           By:    /s/ Darin G. Holderness
                                    -------------------------------------------
                                    Darin G. Holderness
                                    Vice President and Chief Accounting Officer




                                       4





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                        PIONEER NATURAL RESOURCES COMPANY

                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

   99.1(a)          News Release dated June 8, 2005.


-------------
(a) filed herewith



                                       5






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